SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

Crescent Financial Corporation

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	52-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 12, 2005, Crescent Financial Corporation (the “Registrant”), the holding company for Crescent State Bank, announced that it has filed a registration statement on Form S-2 with the Securities and Exchange Commission with respect to a proposed offering of 765,000 shares of common stock. Ryan Beck & Co., Inc. will be the sole underwriter of the offering and will be granted a 30-day option to purchase up to an additional 114,750 shares of common stock to cover any over-allotments. A copy of the press release dated September 12, 2005 (“Press Release”) is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

The registration statement relating to these securities has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This offering will be made only by means of a prospectus.

The Registrant is the holding company for Crescent State Bank, a North Carolina-chartered community bank which opened in December 1998 to cater to the financial needs of the communities it serves. As of June 30, 2005, Crescent State Bank had total assets of approximately $393 million, deposits of approximately $323 million, and loans of $301 million with nine full service banking offices in the communities of Cary (2), Apex, Clayton, Garner, Holly Springs, Sanford, Southern Pines, and Pinehurst, North Carolina. Investors can access additional information through the Bank’s website at www.crescentstatebank.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press release dated September 12, 2005 with respect to Registrant’s filing of a registration statement on Form S-2

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated: September 13, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 12, 2005

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